                                                                    Exhibit 21.1

         Set forth below is a list of subsidiaries of the Registrant. Omitted from the following list are the names of particular subsidiaries which, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented.

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------


 ..Reliance Financial Services Corporation                       Delaware
 ....Reliance Insurance Group, Inc.                              Delaware
 ......Reliance Corporate Services Inc.                          Delaware

 ....Reliance Insurance Company                                  Pennsylvania

                          SEE ANNEX 1 FOR SUBSIDIARIES
                                       OF
                           RELIANCE INSURANCE COMPANY

 ..Reliance Development Group, Inc.                              Delaware

                          SEE ANNEX 2 FOR SUBSIDIARIES
                                       OF
                        RELIANCE DEVELOPMENT GROUP, INC.

 ..Convenience & Safety Corporation                              Delaware
 ..Leasco Intercontinental N.V.                                  Neth. Antilles
 ..Reliance Protective Services, Inc.                            Delaware
 ..Reliance General Services, Inc.                               Delaware

              ANNEX 1 - SUBSIDIARIES OF RELIANCE INSURANCE COMPANY

                                                                 Jurisdiction
                                                                     of
Name                                                             Incorporation
----                                                             -------------


Reliance Insurance Company                                       Pennsylvania
 ..Arcadia National Life Insurance Company                        Arizona
 ..Cananwill, Ltd.                                                Bermuda
 ..Diamond Insurance Services, Inc.                               Delaware
 ..Flynns Crossing Development Corporation                        Virginia
 ....Flynns Crossing, L.P.                                        Virginia
 ..Flynns Crossing Homeowners Association                         Virginia
 ..Flynns Crossing Realty Corp.                                   Virginia
 ..Garnet Company                                                 Delaware
 ..IAGM Corporation                                               New York
 ..Marketing Management, Inc.                                     Delaware
 ..Petroleum Interests, Inc.                                      Delaware
 ..Platinum Investors, Inc.                                       Delaware
 ..Regent International Insurance Company, Ltd.                   Bermuda
 ..Reliance Consumer Services, Inc.                               Texas
 ..Reliance Custom Underwriting Facility, Inc.                    Pennsylvania
 ..Reliance Development Company, Inc. of Tucson                   Delaware
 ....Reliance Centro Limited Partnership                          Arizona
 ..Reliance Development Pueblo Parking, Inc.                      Arizona
 ....Reliance Pueblo Limited Partnership                          Arizona
 ..Reliance Direct Insurance Company                              Pennsylvania
 ....Reliance Direct Agency, Inc.                                 Pennsylvania
 ..Reliance Insurance Companies Foundation                        Pennsylvania
 ..Reliance Insurance Company of California                       California
 ..Reliance Insurance Company of Illinois                         Illinois
 ..Reliance Insurance Group Brokerage Division, Inc.              Pennsylvania
 ..Reliance Life Companies                                        Pennsylvania
 ..Reliance Lloyds                                                Texas
 ..Reliance National Asia Re Pte Ltd.                             Singapore
 ..Reliance National (Barbados) Insurance, Ltd.                   Barbados
 ....Reliance National Compania Argentina de Seguros S.A.         Argentina
 ..Reliance National Indemnity Company                            Wisconsin
 ....Careways, Inc.                                               Delaware
 ..Reliance National Insurance Company                            Delaware
 ....Blackmoor Group, Inc.                                        New York
 ......Waverly Insurance Agency, Inc.                             New York
 ....Reliance National De Mexico S.A.                             Mexico
 ....Reliance National Risk Services, Inc.                        New York
 ....Reliance USA Insurance Company                               Pennsylvania
 ..Reliance National Risk Specialists, Inc.                       Pennsylvania

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------


 ..Reliance National (U.K.) Ltd.                                 England
 ....Reliance National Insurance Company (Europe) Ltd.           England
 ......Lippo Reliance Insurance Company                          Hong Kong
 ......Reliance Servicios Y Comissiones                          Mexico
 ......Renasa Insurance Company Ltd.                             South Africa
 ..Reliance Oriental Warehouse, Inc.                             Delaware
 ....Reliance Oriental Warehouse Associates
        (A California Limited Partnership)                      California
 ........Oriental Warehouse Associates
              (A California Limited Partnership)                California

 ..Reliance Portfolio Solutions, Ltd.                            Pennsylvania
 ..Reliance Reinsurance Company                                  Delaware
 ..Reliance Reinsurance Corp.                                    Pennsylvania
 ..Reliance Special Risk, Inc.                                   Pennsylvania
 ....Reliance Specialty Programs, Inc.                           Pennsylvania
 ..Reliance Surety Company                                       Delaware
 ..Reliance Surety Managers, Inc.                                Pennsylvania
 ..Reliant Insurance Company                                     Pennsylvania
 ..Reliant Insurance Corp.                                       Delaware
 ..Sterling Administrative Services, Inc.                        Pennsylvania
 ..Union International Insurance Company Limited                 Bermuda
 ..United Pacific Insurance Company                              Pennsylvania
 ....Uni-Pac Corporation                                         Washington
 ......100 Bellevue Parkway Partners, L.P.                       Delaware
 ......Three Parkway Partners, L.P.                              Pennsylvania
 ..United Pacific Insurance Company of New York                  New York


 ..RCG International, Inc.                                       Delaware
 ....RCG/Asbach, Inc.                                            Delaware
 ....RCG Information Technology, Inc.                            New Jersey
 ......RCG Information Technology (Proprietary) Limited          South Africa
 ......RCG IT Corp.                                              Delaware
 ........Century Conversion Software, Inc.                       Delaware
 ........Quintic Systems, Inc.                                   Delaware
 ......Integrated Systems Resources, Inc.                        Connecticut
 ....RCG-Moody International Limited                             England
 ......AOQC Moody CERT GmbH                                      Germany
 ......AOQC Moody International BV                               Netherlands
 ......AOQC Moody International Ltd. (Channel Islands)           Channel Islands
 ......AOQC Moody International Ltd. (U.K.)                      England
 ........AOQC Moody International Ltd. (Japan)                   Japan
 ......AOQC Moody International SARL                             France

 ......International Container Survey Bureau (UK) Ltd.           England

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------


 ......Moody Energy Technical Services Co. Ltd.                  Peoples Republic
                                                                 of China

 ......Moody International BV                                    Holland
 ......Moody International Finland                               Finland

 ......Moody International GmbH                                  Germany
 ......Moody International, Inc.                                 Delaware
 ........Moody International Ltd. (Japan)                        Japan
 ........AOQC Moody International, Inc.                          Texas
 ........Inspection Services, Inc.                               Louisiana
 ........Moody International (Thailand) Ltd.                     Thailand

 ......Moody International Limited (U.K.)                        England
 ......Moody International Pty Ltd.                              Australia
 ......Moody International Quality Assurance Limited             Hungary
 ......Moody International Scandinavia AB                        Sweden
 ......Moody International South Africa (Proprietary) Limited    South Africa
 ........FPH Inspection Authority (Proprietary) Limited          South Africa

 ......Moody International SRL                                   Italy
 ........AOQC Moody CERT SRL                                     Italy

 ......Moody Shenzen Quality Management Ltd.                     Peoples Republic
                                                                 of China

 ......PT Mody Inter Indonesia Pty Ltd.                          Indonesia

 ....Werner International, Inc.                                  Delaware
 ......Werner Management Consultants, Inc.                       New York

           ANNEX 2 - SUBSIDIARIES OF RELIANCE DEVELOPMENT GROUP, INC.

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------


Reliance Development Group, Inc.                                Delaware
 ..Continental Villages Company, Inc.                            Delaware
 ..Reliance Advisory Group, Inc.                                 California
 ..Reliance Development Company, Inc. of Glendale                California
 ..Reliance Development Parking Company                          Arizona
 ..Relibro Corp.                                                 New York